UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: September 5, 2024 (Date of earliest event reported:  September 5, 2024)

RBC BEARINGS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-40840	95-4372080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tribology Center

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

(203) 267-7001

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	RBC	New York Stock Exchange
5.00% Series A Mandatory Convertible Preferred Stock, par value $0.01 per share	RBCP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of stockholders held on September 5, 2024, the stockholders (1) elected all of the Company’s nominees for director, (2) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2025, (3) approved an amendment to the Company’s certificate of incorporation eliminating personal liability of officers for monetary damages for breach of their fiduciary duty of care as officers, and (4) approved, on an advisory basis, the compensation paid to the Company's named executive officers.

Shares were voted on these proposals as follows:

Proposal 1. The election of three directors in Class II to serve a term of three years:

Nominees	For	Against	Withheld	Broker Non-Vote
Richard R. Crowell	23,413,200	4,282,331	6,648	570,670
Dr. Amir Faghri	21,841,068	5,854,312	6,799	570,670
Dr. Steven H. Kaplan	16,458,958	11,236,532	6,689	570,670

Proposal 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2025:

For	Against	Abstain	Broker Non-Vote
27,859,445	406,581	6,823	0

Proposal 3. The approval of an amendment to the Company’s certificate of incorporation eliminating personal liability of officers for monetary damages for breach of their fiduciary duty of care as officers:

For	Against	Abstain	Broker Non-vote
22,996,345	4,696,155	9,679	570,670

Proposal 4. The approval, on an advisory basis, of the compensation paid to the Company's named executive officers:

For	Against	Abstain	Broker Non-Vote
22,029,670	5,662,364	10,145	570,670

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 5, 2024

RBC BEARINGS INCORPORATED

By:	/s/ John J. Feeney
	Name:	John J. Feeney
	Title:	Vice President, General Counsel & Secretary

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